HIGHLAND FUNDS I

Highland Floating Rate Opportunities Fund

Highland Opportunistic Credit Fund

(each, a “Fund” and together, the “Funds”)

	Class A	Class C	Class Z
Highland Floating Rate Opportunities Fund	HFRAX	HFRCX	HFRZX

Highland Opportunistic Credit Fund	HNRAX	HNRCX	HNRZX

Supplement dated May 22, 2015 to the Statement of Additional Information (“SAI”) for each Fund, dated October 31, 2014, as supplemented and amended from time to time.

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with the SAI.

Effective immediately, the paragraph below is added to the section that begins on page 3, entitled “DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS” after the second paragraph of this section.

In addition to the investment strategies implemented by the portfolio managers of the Funds described in the prospectus and herein, the portfolio managers of certain Funds may also give trading desk personnel of the Adviser general authorization to enter into a limited amount of short-term trades (purchases expected to be sold within 15 business days) in debt instruments on behalf of such Funds. Over time, it is expected that these trades will not exceed 2% of each such Fund’s assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE

HFI-SUP-5/22/15